Exhibit 99.1
PHH Corporation Announces Fourth Quarter 2009 Results
PHH to host conference call at 10:00 a.m. EST on March 1, 2010
➢	Fourth quarter 2009 Net income of $97 million, Earnings per share of $1.76 ($1.74 on a fully diluted basis). Net income for 2009 of $153 million, Earnings per share of $2.80 ($2.77 on a fully diluted basis).

➢	Fourth quarter 2009 core earnings (after-tax) of $55 million and core earnings per share of $0.99 reflected solid operating performance in our Mortgage Production and Fleet Management Services segments. Core earnings (after-tax) for 2009 of $142 million and core earnings per share of $2.60 were driven in part by four consecutive quarters of profitability in Mortgage Production and strong performance in Fleet Management Services.

➢	The Company strengthened its funding with the issuance of $300 million of term vehicle asset-backed securities in the fourth quarter and, subsequently, the issuance of $343 million of Canadian vehicle management asset-backed term notes in January 2010, which increased availability on the Company’s revolving credit facility to more than $1 billion as of mid-February 2010.

➢	Mortgage Production continued its positive momentum for the year, posting segment profit of $65 million for the fourth quarter of 2009.

➢	Mortgage Servicing fourth quarter 2009 segment profit of $86 million and core earnings (pre-tax) of $15 million continued to be affected by provisions for credit-related reserves due to foreclosure activity, however results reflected nominal reinsurance provisions as home price and delinquency trends abated somewhat.

➢	Fleet Management Services fourth quarter 2009 segment profit of $15 million was driven by lower than expected financing costs, improved lease pricing and continued operational efficiencies.
Mt. Laurel, NJ, March 1, 2010 (Business Wire) — PHH Corporation (NYSE: PHH) today announced results for the three months and year ended December 31, 2009.
Jerry Selitto, president and chief executive officer, commented, “2009 was a year of very solid performance and we made substantial progress in strengthening and diversifying our funding position, highlighted by our issuance of securities backed by our commercial fleet lease assets and the reduction of borrowings under our revolving credit facility. Our 2009 core earnings were a reflection of higher mortgage production volumes and margin improvement, as well as cost reductions in our businesses. Our Mortgage Servicing segment continued to be affected by provisions for credit-related reserves due to foreclosure activity. We are monitoring our potential exposure carefully.
“As we discussed in our transformation conference call on February 16, 2010, we have made good progress in our efforts to reengineer the Company. The range of $100 million to $120 million in annual run-rate operating expense reductions that we expect to achieve by the beginning of 2011 is intended to ensure higher shareholder returns. While our goal is to achieve a sustainable, through the cycle, return on shareholders’ equity of 13% beginning in 2011, investors should begin to see incremental improvements during 2010 as cost savings are realized.
“Although the mortgage industry outlook for production volumes forecasts a decline in 2010 to $1.3 trillion, we expect to continue to make progress in increasing market share by signing new private label customers and improving the penetration rate in our real estate channel, among other revenue initiatives. Our fleet business should experience continued improvement in margins as new vehicles are added to the portfolio.
“PHH has emerged from the U.S. economic and financial crisis with many opportunities ahead of us. While the financial services industry remains in a transition period with continued hurdles to surmount, I am personally committed to positioning PHH to capture more revenue opportunities and implement more operational efficiencies as 2010 unfolds, and to delivering the returns that shareholders find attractive.”

Consolidated Results
     Fourth Quarter — 2009
▪	Net revenues for the fourth quarter of 2009 were $744 million compared to Net revenues of $218 million for the fourth quarter of 2008.

▪	Income (loss) before income taxes was $169 million and $(378) million for the fourth quarters of 2009 and 2008, respectively.

▪	Net income (loss) attributable to PHH Corporation was $97 million, or $1.76 per share ($1.74 on a fully diluted basis), and $(216) million, or $(3.98) per share, for the fourth quarters of 2009 and 2008, respectively.

▪	Core earnings (pre-tax) were $90 million and $30 million for the fourth quarters of 2009 and 2008, respectively. Core earnings (after-tax) were $55 million, or $0.99 per share, and $24 million, or $0.43 per share, for the fourth quarters of 2009 and 2008, respectively.

▪	The improved fourth quarter 2009 GAAP and core earnings as compared to the same period last year were primarily a reflection of higher volumes of and margins on mortgage loans, higher volumes of more profitable first mortgage retail originations and interest rate lock commitments (“IRLCs”) expected to close and more favorable economic hedge results associated with our IRLCs and mortgage loans held for sale (“MLHS”). Additionally, efforts by the Fleet Management Services segment to improve leasing margins and cost efficiency efforts by both of our businesses favorably impacted results. All of these combined to more than offset a higher negative change in the fair value of mortgage servicing rights (“MSRs”) due to prepayments and recurring cash flows, as well as lower earnings from mortgage escrow balances.

▪	Income (loss) before income taxes was also positively impacted by a more favorable change in the value of MSRs due to market-related adjustments and a net derivative loss related to MSRs recognized during 2008, which were partially offset by a higher negative change in the fair value of MSRs due to credit-related adjustments.
Consolidated Results
     Full Year — 2009
▪	Net revenues for 2009 were $2.6 billion compared to Net revenues of $2.1 billion for 2008.

▪	Income (loss) before income taxes was $280 million and $(443) million for 2009 and 2008, respectively.

▪	Net income (loss) attributable to PHH Corporation was $153 million, or $2.80 per share ($2.77 on a fully diluted basis), and $(254) million, or $(4.68) per share, for 2009 and 2008, respectively.

▪	Core earnings (pre-tax) were $240 million and $66 million, for 2009 and 2008, respectively. Core earnings (after-tax) were $142 million, or $2.60 per share, and $29 million, or $0.54 per share, for 2009 and 2008, respectively.

▪	The improvement in full year GAAP and core earnings as compared to the same period last year was primarily a reflection of higher margins on and volumes of mortgage loans, higher volumes of more profitable first mortgage retail originations and IRLCs expected to close and more favorable economic hedge results associated with our IRLCs and MLHS. Additionally, efforts by the Fleet Management Services segment to improve leasing margins and cost efficiency efforts by both of our businesses favorably impacted results. All of these combined to more than offset a higher negative change in the value of MSRs due to prepayments and recurring cash flows and lower earnings on mortgage escrow balances. The comparable prior year period results included the impact of the receipt of the benefit of adopting fair value accounting pronouncements, which was partially offset by the impairment of PHH Home Loans’ Goodwill.

▪	Income (loss) before income taxes was also positively impacted by a more favorable change in the value of MSRs due to market-related adjustments and a net derivative loss related to MSRs recognized during 2008, which were partially offset by a higher negative change in the fair value of MSRs due to credit-related adjustments. The comparable prior year period results included the impact of the receipt of a reverse termination fee from Blackstone Capital Partners V L.P. (“Blackstone”).

Segment Results — Fourth Quarter 2009

							Fourth
							Quarter
	Fourth Quarter 2009						2008
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
			(In millions, unaudited)
Net fee income	$59	$—	$59	$38	$—	$97	$76
Fleet lease income	—	—	—	354	—	354	394
Gain on mortgage loans(1)	163	—	163	—	—	163	94
Mortgage net finance expense	(5)	(14)	(19)	—	—	(19)	(8)
Loan servicing income before reinsurance-related charges	—	121	121	—	—	121	122
MSRs prepayments and recurring cash flows(2)	—	(57)	(57)	—	—	(57)	(38)
Other income (expense)	1	—	1	16	(1)	16	15

Net revenues before certain fair value adjustments and reinsurance-related charges	218	50	268	408	(1)	675	655
Change in fair value of Investment securities(3)	—	—	—	—	—	—	4
Change in fair value of certain MLHS(4)	(3)	—	(3)	—	—	(3)	(12)
Reinsurance-related charges	—	1	1	—	—	1	(22)
MSRs fair value adjustments:
Market-related(5)	—	96	96	—	—	96	(390)
Credit-related(6)	—	(25)	(25)	—	—	(25)	(17)

Net revenues	215	122	337	408	(1)	744	218

Depreciation on operating leases	—	—	—	305	—	305	328
Fleet interest expense	—	—	—	19	(2)	17	43
Other expenses	142	25	167	69	6	242	206

Total expenses before foreclosure-related charges	142	25	167	393	4	564	577
Foreclosure-related charges	—	11	11	—	—	11	19

Total expenses	142	36	178	393	4	575	596

Income (loss) before income taxes	73	86	159	15	(5)	$169	$(378)

Less: income attributable to noncontrolling interest	8	—	8	—	—

Segment profit (loss)	$65	$86	$151	$15	$(5)

(1)	Gain on mortgage loans other than the change in fair value of certain non-conforming loans and adjustable-rate mortgage loans (“ARMs”).

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows. During the fourth quarters of 2009 and 2008, MSRs were reduced by $44 million and $22 million, respectively due to actual prepayments and $13 million and $16 million, respectively due to the actual receipts of recurring cash flows.

(3)	Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(4)	Represents the change in fair value of certain non-conforming loans and ARMs.

(5)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(6)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

Core Earnings
							Fourth
							Quarter
	Fourth Quarter 2009						2008
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
			(In millions, unaudited)
Income (loss) before income taxes — as reported	$73	$86	$159	$15	$(5)	$169	$(378)
Less: income (loss) attributable to noncontrolling interest	8	—	8	—	—	8	(1)

Segment profit (loss)	65	86	151	15	(5)	161	(377)
Certain MSRs Fair Value Adjustments:
Market-related (1)	—	(96)	(96)	—	—	(96)	390
Credit-related(2)	—	25	25	—	—	25	17

Core earnings (loss)(3)	$65	$15	$80	$15	$(5)	$90	$30

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Core earnings (loss) is a measure that does not conform with GAAP. See “Non-GAAP Financial Measures Reconciliation” included in this press release for Regulation G disclosures.
     Combined Mortgage Services Segments
▪	Combined mortgage segment profit and core earnings were driven primarily by higher volumes of and margins on mortgage loans, higher volumes of more profitable first mortgage retail originations and IRLCs expected to close and favorable economic hedge results associated with our IRLCs and MLHS.

▪	Combined mortgage segment profit of $151 million also reflected a favorable change in fair value of MSRs due to market-related adjustments partially offset by the reduction in value of MSRs due to credit-related adjustments.
          Mortgage Production Segment
▪	Segment profit and core earnings of $65 million for the Mortgage Production segment were driven primarily by higher margins on mortgage loans, higher volume of IRLCs expected to close and favorable economic hedge results associated with our IRLCs and MLHS.

▪	Total originations were $8.7 billion during the fourth quarter of 2009, which were comprised of $6.5 billion of loans closed to be sold, substantially all of which were conforming, and $2.2 billion of fee-based closings.

▪	IRLCs expected to close were $6.2 billion for the fourth quarter of 2009.

▪	Purchase closings represented 51% of total originations during the fourth quarter of 2009.
          Mortgage Servicing Segment
▪	Segment profit and core earnings include a $57 million reduction in the value of MSRs due to prepayments and recurring cash flows and $10 million of credit-related charges, which was comprised of foreclosure-related charges of $11 million partially offset by a reduction of reinsurance-related charges of $1 million.

▪	Segment profit of $86 million was also impacted by a $96 million favorable non-cash market-related MSRs valuation adjustment, primarily due to the increase in mortgage rates during the fourth quarter of 2009, partially offset by a $25 million reduction in the value of MSRs due to credit-related adjustments.

          Fleet Management Services Segment
▪	Segment profit and core earnings of $15 million were driven primarily by improved lease margins, resulting from lease re-pricing.

▪	The cost reduction initiatives implemented during the fourth quarter of 2008 and ongoing operational efficiencies continued to have a favorable impact on results.

Segment Results — Full Year 2009

	2009						2008
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
			(In millions, unaudited)
Net fee income	$275	$—	$275	$150	$—	$425	$371
Fleet lease income	—	—	—	1,441	—	1,441	1,585
Gain on mortgage loans(1)	630	—	630	—	—	630	328
Mortgage net finance (expense) income	(11)	(49)	(60)	—	2	(58)	2
Loan servicing income before reinsurance-related charges	—	466	466	—	—	466	481
MSRs prepayments and recurring cash flows(2)	—	(300)	(300)	—	—	(300)	(209)
Other income (expense)(3)	6	1	7	58	(7)	58	126

Net revenues before certain fair value adjustments and reinsurance-related charges	900	118	1,018	1,649	(5)	2,662	2,684
Change in fair value of Investment securities(4)	—	(21)	(21)	—	—	(21)	16
Change in fair value of certain MLHS(5)	(20)	—	(20)	—	—	(20)	(69)
Reinsurance-related charges	—	(35)	(35)	—	—	(35)	(51)
MSRs fair value adjustments:
Market-related(6)	—	111	111	—	—	111	(466)
Credit-related(7)	—	(91)	(91)	—	—	(91)	(58)

Net revenues	880	82	962	1,649	(5)	2,606	2,056

Depreciation on operating leases	—	—	—	1,267	—	1,267	1,299
Fleet interest expense	—	—	—	95	(6)	89	162
Other expenses	554	97	651	233	16	900	904

Total expenses before foreclosure-related charges and Goodwill impairment	554	97	651	1,595	10	2,256	2,365
Foreclosure-related charges	—	70	70	—	—	70	73

Expenses before Goodwill impairment	554	167	721	1,595	10	2,326	2,438
Goodwill impairment	—	—	—	—	—	—	61

Total expenses	554	167	721	1,595	10	2,326	2,499

Income (loss) before Income taxes	326	(85)	241	54	(15)	$280	$(443)

Less: income attributable to noncontrolling interest	20	—	20	—	—

Segment profit (loss)	$306	$(85)	$221	$54	$(15)

(1)	Gain on mortgage loans other than the change in fair value of certain non-conforming loans and ARMs. In 2008, this amount includes the benefit of adopting fair value accounting pronouncements of $30 million.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and receipts of recurring cash flows. During 2009 and 2008, MSRs were reduced by $244 million and $144 million, respectively, due to actual prepayments and $56 million and $65 million, respectively, due to receipts of recurring cash flows.

(3)	Other income in 2008 includes the receipt of a $50 million reverse termination fee from Blackstone related to a terminated merger agreement with General Electric Capital Corporation.

(4)	Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(5)	Represents the change in fair value of certain non-conforming loans and ARMs.

(6)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors. In 2008, this amount includes Net derivative loss related to MSRs of $179 million.

(7)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

Core Earnings
	2009						2008
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
			(In millions, unaudited)
Income (loss) before income taxes — as reported	$326	$(85)	$241	$54	$(15)	$280	$(443)
Less: income (loss) attributable to noncontrolling interest	20	—	20	—	—	20	(27)

Segment profit (loss)	306	(85)	221	54	(15)	260	(416)
Certain MSRs Fair Value Adjustments:
Market-related (1)	—	(111)	(111)	—	—	(111)	466
Credit-related(2)	—	91	91	—	—	91	58
Reverse termination fee related to the proposed GE Merger, net of related expenses	—	—	—	—	—	—	(42)

Core earnings (loss)(3)	$306	$(105)	$201	$54	$(15)	$240	$66

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model. In 2008, this amount includes Net derivative loss related to MSRs of $179 million.

(2)	Represents the Change in fair value of MSRs due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Core earnings (loss) is a measure that does not conform with GAAP. See “Non-GAAP Financial Measures Reconciliation” included in this press release for Regulation G disclosures.
     Combined Mortgage Services Segments
▪	Combined mortgage segment profit and core earnings were driven primarily by higher volumes of and margins on mortgage loans, higher volumes of more profitable first mortgage retail originations and IRLCs expected to close and favorable economic hedge results associated with our IRLCs and MLHS.

▪	Combined mortgage segment profit of $221 million also reflected a favorable change in fair value of MSRs due to market-related adjustments partially offset by the reduction in value of MSRs due to credit-related adjustments.
          Mortgage Production Segment
▪	Segment profit and core earnings of $306 million for the Mortgage Production segment were driven primarily by higher margins on mortgage loans, higher volume of IRLCs expected to close and favorable economic hedge results associated with our IRLCs and MLHS. Segment profit includes a $20 million net unfavorable change in the fair value of scratch and dent, second-lien, construction, Alt-A and jumbo loans.

▪	Total originations were $37.6 billion during 2009, which were comprised of $29.4 billion of loans closed to be sold, substantially all of which were conforming, and $8.2 billion of fee-based closings.

▪	IRLCs expected to close were $26.2 billion for 2009.

▪	Purchase closings represented 41% of total originations during 2009.
Mortgage Servicing Segment
▪	Segment loss and core earnings (loss) include a $300 million reduction in the value of MSRs due to prepayments and recurring cash flows, credit-related charges of $105 million, which were comprised of foreclosure-related charges of $70 million and reinsurance-related charges of $35 million, and a $21 million decline in fair value of Investment securities.

▪	Segment loss of $(85) million also reflected a $111 million favorable non-cash market-related MSRs valuation adjustment partially offset by a $91 million reduction in the value of MSRs due to credit-related adjustments.
Fleet Management Services Segment
▪	Segment profit and core earnings of $54 million for 2009 were driven primarily by improved lease margins resulting from lease re-pricing and the impact of ongoing operational efficiencies.

▪	Cost reduction initiatives implemented during the fourth quarter of 2008 and ongoing operation efficiencies continued to have a favorable impact on results.
Liquidity
▪	As of December 31, 2009, we had $857 million of unused available capacity under our unsecured committed credit facilities.

▪	As of December 31, 2009, we had mortgage warehouse capacity (including uncommitted facilities) of $4.6 billion, $996 million of which was utilized.

▪	The issuance of $300 million of term vehicle asset-backed securities in the fourth quarter and, subsequently, the issuance of $343 million of Canadian vehicle management asset-backed term notes in January 2010 increased availability on the Company’s revolving credit facility to more than $1 billion as of mid-February 2010.
Conference Call
The Company will conduct a conference call for investors on Monday, March 1, 2010 at 10:00 a.m., Eastern Standard Time. Investors will be able to access the fourth quarter 2009 downloadable slide presentation that will accompany management’s remarks by visiting the Investor Relations page of the Company’s website at www.phh.com prior to the conference call. Investors may also request copies via fax by calling the investor hotline at 1-856-917-7405.
Interested investors can access the conference call by dialing 1-800-730-9234 or 1-719-325-2363, using conference ID 2514715, ten minutes prior to the start time. The conference call will also be broadcast on the Company’s website at www.phh.com. A replay will be available beginning shortly after the conclusion of the live call and ending on March 16, 2010 by dialing 1-888-203-1112 or 1-719-457-0820, using conference ID 2514715, or by logging on to the Company’s website.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the company and its subsidiaries please visit our website at www.phh.com.

1 Inside Mortgage Finance, Copyright 2009
Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.
Contact Information:
Investors:
Nancy R. Kyle
856-917-4268
Media:
Karen K. McCallson
856-917-8679

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share data)

	Three Months		Year Ended
	Ended December 31,		December 31,
	2009	2008	2009	2008
Revenues
Mortgage fees	$59	$36	$275	$208
Fleet management fees	38	40	150	163

Net fee income	97	76	425	371

Fleet lease income	354	394	1,441	1,585

Gain on mortgage loans, net	160	82	610	259

Mortgage interest income	19	35	89	173
Mortgage interest expense	(38)	(43)	(147)	(171)

Mortgage net finance (expense) income	(19)	(8)	(58)	2

Loan servicing income	122	100	431	430

Change in fair value of mortgage servicing rights	14	(445)	(280)	(554)
Net derivative loss related to mortgage servicing rights	—	—	—	(179)

Valuation adjustments related to mortgage servicing rights	14	(445)	(280)	(733)

Net loan servicing income (loss)	136	(345)	151	(303)

Other income(1)	16	19	37	142

Net revenues	744	218	2,606	2,056

Expenses
Salaries and related expenses	125	99	482	440
Occupancy and other office expenses	16	19	59	74
Depreciation on operating leases	305	328	1,267	1,299
Fleet interest expense	17	43	89	162
Other depreciation and amortization	6	6	26	25
Other operating expenses	106	101	403	438
Goodwill impairment	—	—	—	61

Total expenses	575	596	2,326	2,499

Income (loss) before income taxes	169	(378)	280	(443)
Provision for (benefit from) income taxes	64	(161)	107	(162)

Net income (loss)	105	(217)	173	(281)
Less: net income (loss) attributable to noncontrolling interest	8	(1)	20	(27)

Net income (loss) attributable to PHH Corporation	$97	$(216)	$153	$(254)

Basic earnings (loss) per share attributable to PHH Corporation	$1.76	$(3.98)	$2.80	$(4.68)

Diluted earnings (loss) per share attributable to PHH Corporation	$1.74	$(3.98)	$2.77	$(4.68)

(1)	Other income for the year ended December 31, 2008 includes the receipt of a $50 million reverse termination fee from Blackstone related to a terminated merger agreement with General Electric Capital Corporation.

PHH CORPORATION AND SUBSIDIARIES
CORE EARNINGS
(Unaudited)
(In millions, except per share data)

Core Earnings
	Three Months		Year Ended
	Ended December 31,		December 31,
	2009	2008	2009	2008
Income (loss) before income taxes — as reported	$169	$(378)	$280	$(443)
Less: net income (loss) attributable to noncontrolling interest	8	(1)	20	(27)

Segment profit (loss)	161	(377)	260	(416)
Certain MSRs Fair Value Adjustments:
Market-related(1)	(96)	390	(111)	466
Credit-related(2)	25	17	91	58
Reverse termination fee related to the proposed GE merger, net of related expenses	—	—	—	(42)

Core earnings (pre-tax)(3)	$90	$30	$240	$66

Core earnings (after-tax)(3)	$55	$24	$142	$29

Core earnings per share attributable to PHH Corporation(3)	$0.99	$0.43	$2.60	$0.54

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model. For the year ended December 31, 2008, this amount includes Net derivative loss related to MSRs of $179 million.

(2)	Represents the Change in fair value of MSRs due to changes in estimated portfolio delinquencies and foreclosures.

(3)	Core earnings (pre-tax) and (after-tax) and Core earnings per share attributable to PHH Corporation are measures that do not conform with GAAP. See “Non-GAAP Financial Measures Reconciliation” included in this press release for Regulation G disclosures.

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In millions)

	December 31,	December 31,
	2009	2008
ASSETS
Cash and cash equivalents	$150	$109
Restricted cash	596	614
Mortgage loans held for sale	1,218	1,006
Accounts receivable, net	469	468
Net investment in fleet leases	3,610	4,204
Mortgage servicing rights	1,413	1,282
Investment securities	12	37
Property, plant and equipment, net	49	63
Goodwill	25	25
Other assets(1)	581	465

Total assets	$8,123	$8,273

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$495	$451
Debt	5,160	5,764
Deferred income taxes	702	579
Other liabilities	262	212

Total liabilities	6,619	7,006

Commitments and contingencies	—	—
Total PHH Corporation stockholders’ equity(2)	1,492	1,266
Noncontrolling interest	12	1

Total equity	1,504	1,267

Total liabilities and equity	$8,123	$8,273

(1)	Other assets include intangible assets of $38 million and $40 million as of December 31, 2009 and December 31, 2008, respectively.

(2)	Outstanding shares of common stock were 54.775 million and 54.256 million as of December 31, 2009 and December 31, 2008, respectively.

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
FOURTH QUARTER 2009 VS. FOURTH QUARTER 2008
(Unaudited)

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
		(In millions)
Mortgage fees	$59	$36	$23	64%

Gain on mortgage loans, net	160	82	78	95%

Mortgage interest income	20	36	(16)	(44)%
Mortgage interest expense	(39)	(43)	4	9%

Mortgage net finance expense	(19)	(7)	(12)	(171)%

Loan servicing income	122	100	22	22%
Change in fair value of mortgage servicing rights	14	(445)	459	n/m (1)

Net loan servicing income (loss)	136	(345)	481	n/m (1)

Other income	1	3	(2)	(67)%

Net revenues	337	(231)	568	n/m (1)

Salaries and related expenses	96	69	27	39%
Occupancy and other office expenses	11	15	(4)	(27)%
Other depreciation and amortization	4	3	1	33%
Other operating expenses	67	65	2	3%

Total expenses	178	152	26	17%

Income (loss) before income taxes	159	(383)	542	n/m (1)
Less: net income (loss) attributable to noncontrolling interest	8	(1)	9	n/m (1)

Combined Mortgage Services segments profit (loss)	$151	$(382)	$533	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
YEAR ENDED DECEMBER 31, 2009 VS. YEAR ENDED DECEMBER 31, 2008
(Unaudited)

	Year Ended
	December 31,
	2009	2008	Change	% Change
		(In millions)
Mortgage fees	$275	$208	$67	32%

Gain on mortgage loans, net	610	259	351	136%

Mortgage interest income	91	175	(84)	(48)%
Mortgage interest expense	(151)	(171)	20	12%

Mortgage net finance (expense) income	(60)	4	(64)	n/m (1)

Loan servicing income	431	430	1	—

Change in fair value of mortgage servicing rights	(280)	(554)	274	49%
Net derivative loss related to mortgage servicing rights	—	(179)	179	100%

Valuation adjustments related to mortgage servicing rights	(280)	(733)	453	62%

Net loan servicing income (loss)	151	(303)	454	n/m (1)

Other (expense) income	(14)	18	(32)	n/m (1)

Net revenues	962	186	776	417%

Salaries and related expenses	375	328	47	14%
Occupancy and other office expenses	41	55	(14)	(25)%
Other depreciation and amortization	15	14	1	7%
Other operating expenses	290	275	15	5%
Goodwill impairment	—	61	(61)	(100)%

Total expenses	721	733	(12)	(2)%

Income (loss) before income taxes	241	(547)	788	n/m (1)
Less: net income (loss) attributable to noncontrolling interest	20	(27)	47	n/m (1)

Combined Mortgage Services segments profit (loss)	$221	$(520)	$741	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
FOURTH QUARTER 2009 VS. FOURTH QUARTER 2008
(Unaudited)

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$6,453	$3,337	$3,116	93%
Fee-based closings	2,239	2,026	213	11%

Total closings	$8,692	$5,363	$3,329	62%

Purchase closings	$4,464	$4,068	$396	10%
Refinance closings	4,228	1,295	2,933	226%

Total closings	$8,692	$5,363	$3,329	62%

Fixed rate	$6,703	$3,566	$3,137	88%
Adjustable rate	1,989	1,797	192	11%

Total closings	$8,692	$5,363	$3,329	62%

First mortgage closings (units)	35,243	18,956	16,287	86%
Second-lien closings (units)	2,414	6,091	(3,677)	(60)%

Total number of loans closed (units)	37,657	25,047	12,610	50%

Average loan amount	$230,810	$214,096	$16,714	8%

Loans sold	$6,444	$3,536	$2,908	82%

Applications	$12,476	$9,112	$3,364	37%

IRLCs expected to close	$6,211	$3,991	$2,220	56%

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(In millions)
Mortgage fees	$59	$36	$23	64%

Gain on mortgage loans, net	160	82	78	95%

Mortgage interest income	18	21	(3)	(14)%
Mortgage interest expense	(23)	(25)	2	8%

Mortgage net finance expense	(5)	(4)	(1)	(25)%
Other income (expense)	1	(1)	2	n/m (1)

Net revenues	215	113	102	90%

Salaries and related expenses	85	62	23	37%
Occupancy and other office expenses	9	12	(3)	(25)%
Other depreciation and amortization	4	3	1	33%
Other operating expenses	44	37	7	19%

Total expenses	142	114	28	25%

Income (loss) before income taxes	73	(1)	74	n/m (1)
Less: net income (loss) attributable to noncontrolling interest	8	(1)	9	n/m (1)

Segment profit	$65	$—	$65	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
YEAR ENDED DECEMBER 31, 2009 VS. YEAR ENDED DECEMBER 31, 2008
(Unaudited)

	Year Ended
	December 31,
	2009	2008	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$29,370	$20,753	$8,617	42%
Fee-based closings	8,194	13,166	(4,972)	(38)%

Total closings	$37,564	$33,919	$3,645	11%

Purchase closings	$15,401	$21,403	$(6,002)	(28)%
Refinance closings	22,163	12,516	9,647	77%

Total closings	$37,564	$33,919	$3,645	11%

Fixed rate	$30,512	$20,008	$10,504	52%
Adjustable rate	7,052	13,911	(6,859)	(49)%

Total closings	$37,564	$33,919	$3,645	11%

First mortgage closings (units)	153,694	115,873	37,821	33%
Second-lien closings (units)	10,692	30,176	(19,484)	(65)%

Total number of loans closed (units)	164,386	146,049	18,337	13%

Average loan amount	$228,510	$232,241	$(3,731)	(2)%

Loans sold	$29,002	$21,079	$7,923	38%

Applications	$54,283	$48,545	$5,738	12%

IRLCs expected to close	$26,210	$19,790	$6,420	32%

	Year Ended
	December 31,
	2009	2008	Change	% Change
	(In millions)
Mortgage fees	$275	$208	$67	32%

Gain on mortgage loans, net	610	259	351	136%

Mortgage interest income	79	92	(13)	(14)%
Mortgage interest expense	(90)	(99)	9	9%

Mortgage net finance expense	(11)	(7)	(4)	(57)%

Other income	6	2	4	200%

Net revenues	880	462	418	90%

Salaries and related expenses	336	297	39	13%
Occupancy and other office expenses	32	44	(12)	(27)%
Other depreciation and amortization	14	13	1	8%
Other operating expenses	172	164	8	5%
Goodwill impairment	—	61	(61)	(100)%

Total expenses	554	579	(25)	(4)%

Income (loss) before income taxes	326	(117)	443	n/m (1)
Less: net income (loss) attributable to noncontrolling interest	20	(27)	47	n/m (1)

Segment profit (loss)	$306	$(90)	$396	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
FOURTH QUARTER 2009 VS. FOURTH QUARTER 2008
(Unaudited)

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(In millions)
Average loan servicing portfolio	$150,540	$149,213	$1,327	1%

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(In millions)
Mortgage interest income	$2	$15	$(13)	(87)%
Mortgage interest expense	(16)	(18)	2	11%

Mortgage net finance expense	(14)	(3)	(11)	(367)%

Loan servicing income	122	100	22	22%
Change in fair value of mortgage servicing rights	14	(445)	459	n/m (1)

Net loan servicing income (loss)	136	(345)	481	n/m (1)

Other income	—	4	(4)	(100)%

Net revenues	122	(344)	466	n/m (1)

Salaries and related expenses	11	7	4	57%
Occupancy and other office expenses	2	3	(1)	(33)%
Other operating expenses	23	28	(5)	(18)%

Total expenses	36	38	(2)	(5)%

Segment profit (loss)	$86	$(382)	$468	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
YEAR ENDED DECEMBER 31, 2009 VS. YEAR ENDED DECEMBER 31, 2008
(Unaudited)

	Year Ended
	December 31,
	2009	2008	Change	% Change
	(In millions)
Average loan servicing portfolio	$149,628	$152,681	$(3,053)	(2)%

	Year Ended
	December 31,
	2009	2008	Change	% Change
	(In millions)
Mortgage interest income	$12	$83	$(71)	(86)%
Mortgage interest expense	(61)	(72)	11	15%

Mortgage net finance (expense) income	(49)	11	(60)	n/m (1)

Loan servicing income	431	430	1	—

Change in fair value of mortgage servicing rights	(280)	(554)	274	49%
Net derivative loss related to mortgage servicing rights	—	(179)	179	100%

Valuation adjustments related to mortgage servicing rights	(280)	(733)	453	62%

Net loan servicing income (loss)	151	(303)	454	n/m (1)

Other (expense) income	(20)	16	(36)	n/m (1)

Net revenues	82	(276)	358	n/m (1)

Salaries and related expenses	39	31	8	26%
Occupancy and other office expenses	9	11	(2)	(18)%
Other depreciation and amortization	1	1	—	—
Other operating expenses	118	111	7	6%

Total expenses	167	154	13	8%

Segment loss	$(85)	$(430)	$345	80%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
FOURTH QUARTER 2009 VS. FOURTH QUARTER 2008
(Unaudited)

	Average for the
	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(In thousands of units)
Leased vehicles	303	331	(28)	(8)%
Maintenance service cards	269	290	(21)	(7)%
Fuel cards	277	287	(10)	(3)%
Accident management vehicles	289	319	(30)	(9)%

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(In millions)
Fleet management fees	$38	$40	$(2)	(5)%
Fleet lease income	354	394	(40)	(10)%
Other income	16	17	(1)	(6)%

Net revenues	408	451	(43)	(10)%

Salaries and related expenses	23	27	(4)	(15)%
Occupancy and other office expenses	5	4	1	25%
Depreciation on operating leases	305	328	(23)	(7)%
Fleet interest expense	19	45	(26)	(58)%
Other depreciation and amortization	3	3	—	—
Other operating expenses	38	39	(1)	(3)%

Total expenses	393	446	(53)	(12)%

Segment profit	$15	$5	$10	200%

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
YEAR ENDED DECEMBER 31, 2009 VS. YEAR ENDED DECEMBER 31, 2008
(Unaudited)

	Average for the
	Year Ended
	December 31,
	2009	2008	Change	% Change
	(In thousands of units)
Leased vehicles	314	335	(21)	(6)%
Maintenance service cards	275	299	(24)	(8)%
Fuel cards	282	296	(14)	(5)%
Accident management vehicles	305	323	(18)	(6)%

	Year Ended
	December 31,
	2009	2008	Change	% Change
	(In millions)
Fleet management fees	$150	$163	$(13)	(8)%
Fleet lease income	1,441	1,585	(144)	(9)%
Other income	58	79	(21)	(27)%

Net revenues	1,649	1,827	(178)	(10)%

Salaries and related expenses	86	100	(14)	(14)%
Occupancy and other office expenses	18	19	(1)	(5)%
Depreciation on operating leases	1,267	1,299	(32)	(2)%
Fleet interest expense	95	169	(74)	(44)%
Other depreciation and amortization	11	11	—	—
Other operating expenses	118	167	(49)	(29)%

Total expenses	1,595	1,765	(170)	(10)%

Segment profit	$54	$62	$(8)	(13)%

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF MORTGAGE LOANS HELD FOR SALE
(Unaudited)

	December 31,
	2009	2008
	(In millions)
First mortgages:
Conforming(1)	$1,106	$827
Non-conforming	27	38
Alt-A(2)	2	2
Construction loans	16	35

Total first mortgages	1,151	902

Second lien	24	37
Scratch and Dent(3)	41	66
Other	2	1

Total	$1,218	$1,006

(1)	Represents mortgage loans that conform to the standards of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association.

(2)	Represents mortgage loans that are made to borrowers with prime credit histories, but do not meet the documentation requirements of a conforming loan.

(3)	Represents mortgage loans with origination flaws or performance issues.

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF GAIN ON MORTGAGE LOANS, NET
(Unaudited)

	Three Months
	Ended December 31,
	2009(1)	2008(2)	Change	% Change
	(In millions)
Gain on loans	$125	$95	$30	32%
Change in fair value of MLHS and related derivatives:
Scratch and Dent and Alt-A loans	(1)	(8)	7	88%
Second-lien loans	—	(4)	4	100%
Construction loans	(1)	—	(1)	n/m	(3)
Jumbo loans	(1)	—	(1)	n/m	(3)
Economic hedge results	38	(1)	39	n/m	(3)

Total change in fair value of MLHS and related derivatives	35	(13)	48	n/m	(3)

Gain on mortgage loans, net	$160	$82	$78	95%

(1)	The unfavorable valuation adjustments for Scratch and Dent and Alt-A, construction and jumbo loans during the fourth quarter of 2009 were primarily due to decreases in the credit performance of these loans.

(2)	The unfavorable valuation adjustment for Scratch and Dent and Alt-A loans and second-lien loans during the fourth quarter of 2008 was the result of a continued decrease in demand for this type of loans due to adverse secondary mortgage market conditions unrelated to changes in interest rates.

(3)	n/m — Not meaningful.

	Year Ended
	December 31,
	2009(1)	2008(2)	Change	% Change
	(In millions)
Gain on loans	$552	$353	$199	56%
Change in fair value of MLHS and related derivatives:
ARMs	—	(20)	20	100%
Scratch and Dent and Alt-A loans	(7)	(28)	21	75%
Second-lien loans	(6)	(6)	—	—
Construction loans	(5)	—	(5)	n/m (3)
Jumbo loans	(2)	(15)	13	87%
Economic hedge results	78	(55)	133	n/m (3)

Total change in fair value of MLHS and related derivatives	58	(124)	182	n/m (3)

Benefit of transition provision of updates to ASC 815	—	30	(30)	(100)%

Gain on mortgage loans, net	$610	$259	$351	136%

(1)	The unfavorable valuation adjustments for Scratch and Dent and Alt-A loans, second-lien, construction and jumbo loans during the year ended December 31, 2009 were primarily due to decreases in the collateral values and credit performance of these loans.

(2)	The unfavorable valuation adjustments for adjustable-rate mortgage loans (“ARMs”), Scratch and Dent and Alt-A loans, second-lien and jumbo loans during the year ended December 31, 2008 was the result of a continued decrease in demand for these types of products due to adverse secondary mortgage market conditions unrelated to changes in interest rates.

(3)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE LOAN SERVICING PORTFOLIO
(Unaudited)
Portfolio Activity

	Year Ended
	December 31,
	2009	2008
	(In millions)
Balance, beginning of period	$149,750	$159,183
Additions	33,892	28,693
Payoffs, sales and curtailments(1)	(32,161)	(38,126)

Balance, end of period	$151,481	$149,750

Portfolio Composition

	December 31,
	2009	2008
	(In millions)
Owned servicing portfolio	$129,663	$130,572
Subserviced portfolio	21,818	19,178

Total servicing portfolio	$151,481	$149,750

Fixed rate	$102,036	$94,066
Adjustable rate	49,445	55,684

Total servicing portfolio	$151,481	$149,750

Conventional loans	$129,840	$132,347
Government loans	14,872	10,905
Home equity lines of credit	6,769	6,498

Total servicing portfolio	$151,481	$149,750

Weighted-average interest rate	5.3%	5.8%

Portfolio Delinquency (2)

	December 31,
	2009		2008
	Number	Unpaid	Number	Unpaid
	of Loans	Balance	of Loans	Balance
30 days	2.57%	2.26%	2.61%	2.31%
60 days	0.73%	0.69%	0.67%	0.62%
90 or more days	1.62%	1.73%	0.75%	0.74%

Total delinquency	4.92%	4.68%	4.03%	3.67%

Foreclosure/real estate owned/bankruptcies	2.80%	2.84%	1.90%	1.83%

(1)	Payoffs, sales and curtailments for the year ended December 31, 2008 includes $18.3 billion of the unpaid principal balance of the underlying mortgage loans for which the associated MSRs were sold during the year ended December 31, 2007, but the Company subserviced these loans until the MSRs were transferred from the Company’s system to the purchasers’ systems during the second quarter of 2008.

(2)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

PHH CORPORATION AND SUBSIDIARIES
CHANGE IN FAIR VALUE OF MSRs AND NET GAIN (LOSS) ON MSRs RISK MANAGEMENT ACTIVITIES
(Unaudited)

	Three Months
	Ended December 31,
	2009	2008	Change	% Change
	(In millions)
Actual prepayments of the underlying mortgage loans	$(44)	$(22)	$(22)	(100)%
Actual receipts of recurring cash flows	(13)	(16)	3	19%
Credit-related fair value adjustments	(25)	(17)	(8)	(47)%
Market-related fair value adjustments	96	(390)	486	n/m (1)

Change in fair value of mortgage servicing rights	$14	$(445)	$459	n/m (1)

(1)	n/m — Not meaningful.

	Year Ended
	December 31,
	2009	2008	Change	% Change
	(In millions)
Actual prepayments of the underlying mortgage loans	$(244)	$(144)	$(100)	(69)%
Actual receipts of recurring cash flows	(56)	(65)	9	14%
Credit-related fair value adjustments	(91)	(58)	(33)	(57)%
Market-related fair value adjustments	111	(287)	398	n/m (1)

Change in fair value of mortgage servicing rights	$(280)	$(554)	$274	49%

(1)	n/m — Not meaningful.

	Year Ended
	December 31,
	2009	2008
	(In millions)
Market-related fair value adjustments	$111	$(287)
Net derivative loss related to mortgage servicing rights	—	(179)

Net gain (loss) on MSRs risk management activities	$111	$(466)

PHH CORPORATION AND SUBSIDIARIES
NET INVESTMENT IN FLEET LEASES DETAIL
(Unaudited)

	December 31,
	2009	2008
Vehicles under open-end leases	95%	94%
Vehicles under closed-end leases	5%	6%

Vehicles under variable-rate leases	76%	73%
Vehicles under fixed-rate leases	24%	27%
Our Fleet Management Services segment’s historical net credit losses as a percentage of Net investment in fleet leases has averaged 2 basis points annually, and did not exceed 6 basis points annually, over the last ten fiscal years. During both the three months and year ended December 31, 2009, net credit losses as a percentage of Net investment in fleet leases were less than 1 basis point for the period.

PHH CORPORATION AND SUBSIDIARIES
AVAILABLE FUNDING UNDER ASSET-BACKED DEBT
ARRANGEMENTS AND UNSECURED COMMITTED CREDIT FACILITIES
(Unaudited)
     As of December 31, 2009, available funding under our asset-backed debt arrangements and unsecured committed credit facilities consisted of:

		Utilized	Available
	Capacity(1)	Capacity	Capacity
		(In millions)
Asset-Backed Funding Arrangements
Vehicle management(2)	$2,892	$2,892	$—
Mortgage warehouse(3)	1,885	996	889

Unsecured Committed Credit Facilities (4)	1,305	448	857

(1)	Capacity is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements. With respect to asset-backed funding arrangements, capacity may be further limited by the asset eligibility requirements under the respective agreements.

(2)	On February 27, 2009, the Amortization Period of the Series 2006-2 notes began during which time we are unable to borrow additional amounts under these notes. Amount outstanding under the Series 2006-2 notes was $657 million as of December 31, 2009. The Chesapeake Term Notes have revolving periods during which time the pro-rata share of lease cash flows pledged to Chesapeake will create availability to fund the acquisition of vehicles to be leased by customers of our Fleet Management Services segment.

(3)	Capacity does not reflect $2.7 billion undrawn under the $3.0 billion uncommitted mortgage warehouse repurchase facilities provided by Fannie Mae, as this amount is uncommitted.

(4)	Utilized capacity reflects $16 million of letters of credit issued under the Amended Credit Facility.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(Unaudited)
(In millions, except per share data)
Core earnings is a financial measure that is not in accordance with generally accepted accounting principles in the United States (“GAAP”). As core earnings is an incomplete measure of the Company’s financial performance and involves differences from segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation computed in accordance with GAAP, core earnings should be considered as supplementary to, and not as a substitute for, segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation or Basic earnings (loss) per share attributable to PHH Corporation computed in accordance with GAAP as a measure of the Company’s financial performance. The Company believes that core earnings is useful to investors because it provides a means by which investors can evaluate the Company’s underlying core operating performance, exclusive of certain adjustments that investors may consider to be non-core in nature. The Company also believes that any meaningful analysis of the Company’s financial performance by investors requires an understanding of the factors that drive the Company’s underlying core operating performance as distinguished from the factors that are included in computing segment profit (loss), Income (loss) before income taxes, Income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation in accordance with GAAP and that may obscure such core operating performance for a given period or periods.

Regulation G Reconciliation
	Three Months		Year Ended
	Ended December 31,		December 31,
	2009	2008	2009	2008
Income (loss) before income taxes – as reported	$169	$(378)	$280	$(443)
Less: net income (loss) attributable to noncontrolling interest	8	(1)	20	(27)

Segment profit (loss)	161	(377)	260	(416)
Certain MSRs Fair Value Adjustments:
Market-related(1)	(96)	390	(111)	466
Credit-related(2)	25	17	91	58
Reverse termination fee related to the proposed GE merger, net of related expenses	—	—	—	(42)

Core earnings (pre-tax)	$90	$30	$240	$66

Net income (loss) attributable to PHH Corporation – as reported	$97	$(216)	$153	$(254)
Certain MSRs Fair Value Adjustments:
Market-related, net of taxes(1)(3)	(57)	230	(65)	275
Credit-related, net of taxes(1)(3)	15	10	54	34
Reverse termination fee related to the proposed GE merger, net of related expenses and taxes(3)	—	—	—	(26)

Core earnings (after-tax)	$55	$24	$142	$29

Basic earnings per share attributable to PHH Corporation – as reported	$1.76	$(3.98)	$2.80	$(4.68)
Certain MSRs Fair Value Adjustments:
Market-related, net of taxes(1)(4)	(1.04)	4.23	(1.19)	5.07
Credit-related, net of taxes(1)(4)	0.27	0.18	0.99	0.63
Reverse termination fee related to the proposed GE merger, net of related expenses and taxes(4)	—	—	—	(0.48)

Core earnings per share attributable to PHH Corporation	$0.99	$0.43	$2.60	$0.54

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model. For the year ended December 31, 2008, this amount includes Net derivative loss related to MSRs of $179 million.

(2)	Represents the Change in fair value of MSRs due to changes in estimated portfolio delinquencies and foreclosures.

(3)	Incremental effective tax rates of 41% and 39% were applied to the MSRs fair value adjustments and the reverse termination fee related to the proposed GE merger, net, respectively, to arrive at the net of taxes amounts for the three months and years ended December 31, 2009 and 2008.

(4)	Basic weighted-average shares outstanding of 54.871 million and 54.340 million for the three months ended December 31, 2009 and 2008, respectively, and 54.625 million and 54.284 million for the year ended December 31, 2009 and 2008, respectively, were used to calculate per share amounts.